UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4563

Oppenheimer Limited-Term Government Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 3/31/2018

Item 1. Reports to Stockholders.

Semiannual Report 3/31/2018

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Limited-Term Government Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays U.S. Government Bond Index	Bloomberg Barclays U.S. 1-3 Year Government Bond Index
6-Month	-0.61%	-2.85%	-1.10%	-0.42%
1-Year	0.16	-2.09	0.44	0.02
5-Year	0.44	-0.01	1.07	0.53
10-Year	1.35	1.12	2.70	1.22

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of -0.61% during the reporting period. In comparison, the Bloomberg Barclays U.S. 1-3 Year Government Bond Index (the “Index”) returned -0.42%.

MARKET OVERVIEW

During the reporting period, the fixed income markets, particularly Treasuries and investment grade corporates, did not fare well. Yields rose across the U.S. Treasury curve with the 10-year hitting 2.95% in February, the highest level since early January 2014. The S&P 500 started 2018 in positive territory but declined as investors sought defensive positions due to U.S.-China tariff headlines.

The U.S. economy continued to perform well, and with the fiscal boost, we believe it will likely regain growth leadership from the Eurozone in 2018. This year, gross domestic product (GDP) is expected to be around 3%, significantly exceeding the 2% trend growth of this expansion. Private consumption, the driving force of the economy in recent years, is growing at a stable rate. Additionally, business fixed investment has gained momentum in recent months and is broadening across sectors. With increasingly less slack in the economy, strong profits, and the corporate tax cuts, investment should support growth and productivity improvements. Headwinds from international trade turned into tailwinds as lagged effects from earlier U.S. dollar strength started to diminish. In fact, historically, U.S. dollar weakness typically leads to increased global growth momentum.

The expansion continues as the economy is nearing the Federal Reserve’s (the Fed) dual mandate of full employment and price stability. On the inflation front, the negative surprises of the past year are behind us, and underlying inflation is converging towards the Fed’s 2% target. The Fed is on track to deliver 2-3 additional rate hikes this year after the first rate hike of the year was delivered in March. In February, Chairman Powell was installed as the new head of the Federal Reserve. Under his leadership the Federal Open Market Committee (FOMC) signaled that the Fed will remain cautious and will tighten policy gradually, giving comfort to the markets. So far the Fed’s hiking cycle has been orderly.

FUND REVIEW

Against this backdrop, the Fund and the Index experienced declines. Top contributors to performance versus the Index were the Fund’s exposure to asset-backed securities and agency commercial mortgage-backed securities. The Fund’s exposure to agency mortgage-backed securities detracted slightly from performance.

3       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STRATEGY & OUTLOOK

From a portfolio positioning perspective, we continue to maintain the Fund’s strategic underweight to U.S. Treasuries. We also have moved to a short duration posture relative to the Index, driven by our short position to Treasuries via 2-year Treasury Futures. In our view, this positions us favorably as the Fed continues to raise interest rates. In lieu of Treasuries, we continue to maintain the Fund’s overweight in agency debentures and mortgage-backed securities relative to the benchmark. We believe the sector’s high quality and spread above Treasuries make it an attractive area to add incremental yield potential to the portfolio. We also continue to maintain our allocation to agency commercial mortgage-backed securities.

Peter A. Strzalkowski, CFA Portfolio Manager

4       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Top Allocations

PORTFOLIO ALLOCATION
Mortgage-Backed Obligations Government Agency	43.2%
Non-Agency	15.8
U.S. Government Obligations	31.3
Asset-Backed Securities	5.4
Short-Term Notes	4.2
Investment Company Oppenheimer Institutional Government Money Market Fund	0.1

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2018, and are based on the total market value of investments. For more current Fund holdings, please visit oppenheimerfunds.com.

5       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/18

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPGVX)	3/10/86	-0.61%	0.16%	0.44%	1.35%
Class B (OGSBX)	5/3/93	-1.00	-0.63	-0.34	0.90
Class C (OLTCX)	2/1/95	-1.01	-0.64	-0.36	0.56
Class I (OLTIX)	12/28/12	-0.23	0.48	0.81	0.79	*
Class R (OLTNX)	3/1/01	-0.54	0.09	0.16	1.07
Class Y (OLTYX)	1/26/98	-0.24	0.47	0.81	1.67

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/18

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPGVX)	3/10/86	-2.85%	-2.09%	-0.01%	1.12%
Class B (OGSBX)	5/3/93	-4.93	-4.56	-0.53	0.90
Class C (OLTCX)	2/1/95	-2.00	-1.63	-0.36	0.56
Class I (OLTIX)	12/28/12	-0.23	0.48	0.81	0.79	*
Class R (OLTNX)	3/1/01	-0.54	0.09	0.16	1.07
Class Y (OLTYX)	1/26/98	-0.24	0.47	0.81	1.67

*Shows performance since inception.

STANDARDIZED YIELDS For the 30 Days Ended 3/31/18
Class A	2.31%
Class B	1.53
Class C	1.57
Class I	2.69
Class R	2.07
Class Y	2.66

UNSUBSIDIZED STANDARDIZED YIELDS For the 30 Days Ended 3/31/18
Class A	2.24%
Class B	1.45
Class C	1.54
Class I	2.69
Class R	2.04
Class Y	2.54

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class I, R and Y shares. Because Class B shares convert to Class A shares 72 months

6       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended March 31, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended March 31, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Fund’s performance is compared to the performance of the Bloomberg Barclays U.S. Government Bond Index and the Bloomberg Barclays U.S. 1-3 Year Government Bond Index. The Bloomberg Barclays U.S. Government Bond Index is a market-weighted index of U.S. government securities with maturities of 1 year or more. The Bloomberg Barclays U.S. 1-3 Year Government Bond Index is an index of U.S. Government securities with maturities of 1 to 3 years. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Actual	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Expenses Paid During 6 Months Ended March 31, 2018
Class A	$ 1,000.00	$ 993.90	$ 3.98
Class B	1,000.00	990.00	7.97
Class C	1,000.00	989.90	7.97
Class I	1,000.00	997.70	2.44
Class R	1,000.00	994.60	5.49
Class Y	1,000.00	997.60	2.49

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.94	4.04
Class B	1,000.00	1,016.95	8.08
Class C	1,000.00	1,016.95	8.08
Class I	1,000.00	1,022.49	2.47
Class R	1,000.00	1,019.45	5.55
Class Y	1,000.00	1,022.44	2.52

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2018 are as follows:

Class	Expense Ratios
Class A	0.80%
Class B	1.60
Class C	1.60
Class I	0.49
Class R	1.10
Class Y	0.50

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

	Principal Amount	Value
Asset-Backed Securities—6.2%
American Credit Acceptance Receivables Trust, Series 2017-4, Cl. D, 3.57%, 1/10/24[1]	$1,245,000	$1,236,565
AmeriCredit Automobile Receivables Trust:
Series 2016-4, Cl. D, 2.74%, 12/8/22	2,500,000	2,454,031
Series 2017-1, Cl. D, 3.13%, 1/18/23	2,850,000	2,830,955
Series 2017-2, Cl. D, 3.42%, 4/18/23	2,405,000	2,397,072
Series 2017-4, Cl. D, 3.08%, 12/18/23	1,879,000	1,856,177
CarFinance Capital Auto Trust, Series 2014-1A, Cl. D, 4.90%, 4/15/20[1]	860,000	865,983
CarMax Auto Owner Trust:
Series 2016-3, Cl. D, 2.94%, 1/17/23	955,000	945,275
Series 2016-4, Cl. D, 2.91%, 4/17/23	2,150,000	2,123,585
Series 2017-1, Cl. D, 3.43%, 7/17/23	1,870,000	1,868,586
Series 2018-1, Cl. D, 3.37%, 7/15/24	550,000	545,495
CCG Receivables Trust:
Series 2017-1, Cl. B, 2.75%, 11/14/23[1]	1,810,000	1,778,462
Series 2018-1, Cl. C, 3.42%, 6/16/25[1]	190,000	189,315
CPS Auto Receivables Trust, Series 2017-C, Cl. B, 2.30%, 7/15/21[1]	785,000	778,533
Credit Acceptance Auto Loan Trust:
Series 2016-3A, Cl. C, 3.60%, 4/15/25[1]	2,010,000	2,008,464
Series 2018-1A, Cl. C, 3.77%, 6/15/27[1]	1,455,000	1,450,852
Drive Auto Receivables Trust:
Series 2016-BA, Cl. D, 4.53%, 8/15/23[1]	3,000,000	3,069,940
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	1,340,000	1,362,671
Series 2017-1, Cl. B, 2.36%, 3/15/21	1,215,000	1,211,817
Series 2017-2, Cl. B, 2.25%, 6/15/21	780,000	778,122
Series 2017-2, Cl. C, 2.75%, 9/15/23	860,000	855,525
Series 2017-3, Cl. C, 2.80%, 7/15/22	1,000,000	997,364
Series 2017-AA, Cl. D, 4.16%, 5/15/24[1]	1,690,000	1,718,750
Series 2017-BA, Cl. D, 3.72%, 10/17/22[1]	1,790,000	1,804,956
Series 2018-1, Cl. D, 3.81%, 5/15/24	1,135,000	1,137,974
DT Auto Owner Trust:
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]	535,000	533,531
Series 2017-2A, Cl. D, 3.89%, 1/15/23[1]	3,165,000	3,169,649
Series 2017-3A, Cl. D, 3.58%, 5/15/23[1]	2,060,000	2,047,200
Series 2017-4A, Cl. D, 3.47%, 7/17/23[1]	2,475,000	2,451,630
Series 2018-1A, Cl. B, 3.04%, 1/18/22[1]	1,150,000	1,149,902
Flagship Credit Auto Trust, Series 2016-1, Cl. C, 6.22%, 6/15/22[1]	2,825,000	2,964,588
Navistar Financial Dealer Note Master Owner Trust II:
Series 2016-1, Cl. D, 5.172% [LIBOR01M+330], 9/27/21[1,2]	625,000	625,842
Series 2017-1, Cl. C, 3.422% [LIBOR01M+155], 6/27/22[1,2]	460,000	462,455
Series 2017-1, Cl. D, 4.172% [LIBOR01M+230], 6/27/22[1,2]	535,000	535,484
Santander Drive Auto Receivables Trust:
Series 2016-2, Cl. D, 3.39%, 4/15/22	3,000,000	3,020,539
Series 2017-1, Cl. D, 3.17%, 4/17/23	2,430,000	2,416,230
Series 2017-2, Cl. D, 3.49%, 7/17/23	2,255,000	2,257,846
Series 2017-3, Cl. D, 3.20%, 11/15/23	3,050,000	3,023,910

10       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value
Asset-Backed Securities (Continued)
Santander Drive Auto Receivables Trust: (Continued)
Series 2018-1, Cl. D, 3.32%, 3/15/24	$810,000	$799,787
Santander Retail Auto Lease Trust, Series 2017-A, Cl. C, 2.96%, 11/21/22[1]	1,425,000	1,409,860
Westlake Automobile Receivables Trust, Series 2018-1A, Cl. D, 3.41%, 5/15/23[1]	1,285,000	1,283,709

Total Asset-Backed Securities (Cost $64,654,612)		64,418,631
Mortgage-Backed Obligations—67.8%
Government Agency—49.6%
FHLMC/FNMA/FHLB/Sponsored—39.0%
Federal Home Loan Mortgage Corp. Gold Pool:
4.00%, 5/1/27[3]	2,837,625	2,926,340
4.50%, 5/1/19	8,034	8,090
5.50%, 4/1/18-9/1/24	2,705,334	2,794,746
6.00%, 5/1/18-10/1/29	1,118,549	1,253,289
6.50%, 4/1/21-4/1/34	1,128,107	1,269,958
7.00%, 10/1/31-10/1/37	555,126	619,258
7.50%, 1/1/32-9/1/33	2,141,753	2,491,344
8.50%, 3/1/31	28,492	32,242
9.00%, 8/1/22-5/1/25	23,497	25,105
Federal Home Loan Mortgage Corp. Non Gold Pool, 11.00%, 11/1/20	4,078	4,100
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 99.999%, 2/1/28[4]	103,957	21,927
Series 205, Cl. IO, 52.181%, 9/1/29[4]	680,565	155,160
Series 206, Cl. IO, 99.999%, 12/15/29[4]	43,443	11,170
Series 243, Cl. 6, 0.00%, 12/15/32[4,5]	234,174	39,781
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	41,345,739	40,759,696
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security:
Series 216, Cl. PO, 13.652%, 12/1/31[6]	139,469	120,371
Series 219, Cl. PO, 13.742%, 3/1/32[6]	407,351	354,435
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1095, Cl. D, 2.427% [LIBOR01M+65], 6/15/21[2]	667	667
Series 151, Cl. F, 9.00%, 5/15/21	3,073	3,194
Series 1695, Cl. F, 2.147% [D11COF+137], 3/15/24[2]	474,373	487,362
Series 2035, Cl. PC, 6.95%, 3/15/28	383,440	419,387
Series 2084, Cl. ZC, 6.50%, 8/15/28	195,725	211,524
Series 2116, Cl. ZA, 6.00%, 1/15/29	239,083	258,997
Series 2122, Cl. FD, 2.127% [LIBOR01M+35], 2/15/29[2]	299,165	298,953
Series 2132, Cl. FN, 2.564% [LIBOR01M+90], 3/15/29[2]	398,987	407,869
Series 2148, Cl. ZA, 6.00%, 4/15/29	397,938	432,849
Series 2195, Cl. LH, 6.50%, 10/15/29	680,469	747,259
Series 2220, Cl. PD, 8.00%, 3/15/30	129,360	148,836
Series 2281, Cl. Z, 6.50%, 2/15/31	930,623	1,039,037
Series 2319, Cl. BZ, 6.50%, 5/15/31	1,399,687	1,578,309
Series 2326, Cl. ZP, 6.50%, 6/15/31	319,236	346,079
Series 2344, Cl. FP, 2.727% [LIBOR01M+95], 8/15/31[2]	223,548	229,792
Series 2392, Cl. FB, 2.377% [LIBOR01M+60], 1/15/29[2]	62,328	63,317

11       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2396, Cl. FE, 2.377% [LIBOR01M+60], 12/15/31[2]	$138,039	$	140,376
Series 2401, Cl. FA, 2.427% [LIBOR01M+65], 7/15/29[2]	84,454		85,854
Series 2427, Cl. ZM, 6.50%, 3/15/32	73,117		81,558
Series 2464, Cl. FI, 2.777% [LIBOR01M+100], 2/15/32[2]	128,673		131,788
Series 2470, Cl. LF, 2.777% [LIBOR01M+100], 2/15/32[2]	131,644		134,830
Series 2471, Cl. FD, 2.777% [LIBOR01M+100], 3/15/32[2]	178,839		183,216
Series 2481, Cl. AF, 2.327% [LIBOR01M+55], 3/15/32[2]	104,458		105,950
Series 2500, Cl. FD, 2.277% [LIBOR01M+50], 3/15/32[2]	202,826		203,998
Series 2504, Cl. FP, 2.277% [LIBOR01M+50], 3/15/32[2]	203,338		204,399
Series 2526, Cl. FE, 2.177% [LIBOR01M+40], 6/15/29[2]	234,828		235,125
Series 2530, Cl. FD, 2.277% [LIBOR01M+50], 2/15/32[2]	256,552		257,864
Series 2538, Cl. F, 2.377% [LIBOR01M+60], 12/15/32[2]	27,025		27,433
Series 2550, Cl. FI, 2.127% [LIBOR01M+35], 11/15/32[2]	58,372		58,600
Series 2551, Cl. FD, 2.177% [LIBOR01M+40], 1/15/33[2]	218,595		218,800
Series 2627, Cl. KM, 4.50%, 6/15/18	13,437		13,442
Series 2630, Cl. MB, 4.50%, 6/15/18	19,838		19,850
Series 2635, Cl. AG, 3.50%, 5/15/32	1,408,628		1,411,925
Series 2668, Cl. AZ, 4.00%, 9/15/18	13,786		13,798
Series 2676, Cl. KY, 5.00%, 9/15/23	582,477		608,134
Series 2707, Cl. QE, 4.50%, 11/15/18	143,558		143,972
Series 2708, Cl. N, 4.00%, 11/15/18	94,349		94,429
Series 2764, Cl. OE, 4.50%, 3/15/19	206,325		206,986
Series 2770, Cl. TW, 4.50%, 3/15/19	729,313		733,832
Series 2786, Cl. JD, 4.50%, 4/15/19	677,804		679,168
Series 2843, Cl. BC, 5.00%, 8/15/19	64,205		64,563
Series 3010, Cl. WB, 4.50%, 7/15/20	552,487		560,741
Series 3025, Cl. SJ, 18.236% [-3.667 x LIBOR01M+2,475], 8/15/35[2]	63,722		88,055
Series 3134, Cl. FA, 2.077% [LIBOR01M+30], 3/15/36[2]	3,401,895		3,405,282
Series 3342, Cl. FT, 2.227% [LIBOR01M+45], 7/15/37[2]	297,743		299,011
Series 3645, Cl. EH, 3.00%, 12/15/20	794,329		796,024
Series 3659, Cl. DE, 2.00%, 3/15/19	141,568		141,163
Series 3741, Cl. PA, 2.15%, 2/15/35	582,735		582,236
Series 3804, Cl. WJ, 3.50%, 3/15/39	474,632		475,795
Series 3815, Cl. BD, 3.00%, 10/15/20	39,559		39,590
Series 3822, Cl. JA, 5.00%, 6/15/40	77,936		80,357
Series 3840, Cl. CA, 2.00%, 9/15/18	25,510		25,468
Series 3848, Cl. WL, 4.00%, 4/15/40	1,252,169		1,272,125
Series 3857, Cl. GL, 3.00%, 5/15/40	1,296,413		1,291,714
Series 3887, Cl. NC, 3.00%, 7/15/26	557,068		555,638
Series 3917, Cl. BA, 4.00%, 6/15/38	458,617		458,801
Series 3935, Cl. NA, 3.50%, 10/15/26	2,657,985		2,683,206
Series 3974, Cl. C, 3.00%, 1/15/26	14,602,632		14,658,720
Series 4016, Cl. AB, 2.00%, 9/15/25	7,521,924		7,457,532
Series 4109, Cl. KD, 3.00%, 5/15/32	319,638		318,957
Series 4221, Cl. HJ, 1.50%, 7/15/23	6,663,085		6,526,542
Series 4253, Cl. TD, 2.00%, 7/15/40	1,875,724		1,863,012

12       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 4350, Cl. CA, 2.00%, 10/15/19	$16,741	$16,735
Series 4399, Cl. A, 2.50%, 7/15/24	319,011	318,603
Series 4446, Cl. PL, 2.50%, 7/15/38	3,035,419	2,953,339
Series 4459, Cl. ND, 5.50%, 4/15/25	148,189	149,656
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074, Cl. S, 99.999%, 7/17/28[4]	143,814	16,479
Series 2079, Cl. S, 99.999%, 7/17/28[4]	257,210	34,979
Series 2493, Cl. S, 18.481%, 9/15/29[4]	180,583	31,272
Series 2526, Cl. SE, 50.124%, 6/15/29[4]	324,443	51,065
Series 2795, Cl. SH, 99.999%, 3/15/24[4]	1,976,737	168,805
Series 2796, Cl. SD, 86.212%, 7/15/26[4]	77,795	10,067
Series 2920, Cl. S, 12.289%, 1/15/35[4]	1,879,065	287,110
Series 2922, Cl. SE, 10.188%, 2/15/35[4]	325,911	44,730
Series 2981, Cl. AS, 5.778%, 5/15/35[4]	659,341	76,434
Series 3397, Cl. GS, 0.00%, 12/15/37[4,5]	42,022	7,230
Series 3424, Cl. EI, 0.00%, 4/15/38[4,5]	80,424	6,147
Series 3450, Cl. BI, 12.306%, 5/15/38[4]	1,992,043	291,992
Series 3606, Cl. SN, 15.393%, 12/15/39[4]	555,372	73,282
Series 4136, Cl. MI, 3.136%, 11/15/27[4]	3,917,969	357,272
Federal Home Loan Mortgage Corp., Stripped Mtg.-Backed Security, Series 237, Cl. F16, 2.277% [LIBOR01M+50], 5/15/36[2]	1,700,753	1,712,079
Federal National Mortgage Assn.: 2.50%, 4/1/33[3]	9,010,000	8,824,195
3.00%, 4/1/33[3]	6,980,000	6,968,518
3.50%, 4/1/48[3]	32,005,000	32,052,906
4.00%, 4/1/48[3]	7,900,000	8,103,906
4.50%, 4/1/48[3]	25,025,000	26,198,131
Federal National Mortgage Assn. Pool: 3.07%, 10/1/18	1,599,769	1,598,893
3.50%, 8/1/40	1,109,198	1,118,603
4.00%, 4/1/24-3/1/31	44,055,115	45,347,662
4.50%, 9/1/18-1/1/27	5,332,588	5,422,821
4.88%, 9/1/19	3,510,723	3,598,064
5.00%, 4/1/18-3/1/25	5,906,972	6,071,914
5.50%, 9/1/19-9/1/25	28,495,082	29,431,653
6.00%, 1/1/21-2/1/40	23,088,550	24,256,893
6.50%, 4/1/18-1/1/34	4,594,141	5,125,855
7.00%, 1/1/30-2/1/36	3,849,354	4,366,860
7.50%, 2/1/27-8/1/33	5,363,082	6,150,244
8.50%, 7/1/32	17,209	17,547
9.00%, 8/1/19	942	950
9.50%, 11/1/21	293	296
11.00%, 7/20/19	101	102
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 99.999%, 5/25/23[4]	380,141	51,615
Series 254, Cl. 2, 99.999%, 1/25/24[4]	512,995	74,170

13       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 294, Cl. 2, 99.999%, 2/25/28[4]	$708,948	$	160,148
Series 301, Cl. 2, 15.542%, 4/25/29[4]	263,511		56,306
Series 321, Cl. 2, 27.275%, 4/25/32[4]	1,610,356		382,836
Series 324, Cl. 2, 8.761%, 7/25/32[4]	539,815		131,321
Series 331, Cl. 10, 25.593%, 2/25/33[4]	829,866		203,265
Series 331, Cl. 4, 7.673%, 2/25/33[4]	582,345		106,717
Series 331, Cl. 5, 26.819%, 2/25/33[4]	907,169		165,845
Series 331, Cl. 6, 13.313%, 2/25/33[4]	892,923		181,743
Series 334, Cl. 10, 6.781%, 2/25/33[4]	351,224		61,839
Series 339, Cl. 15, 6.848%, 10/25/33[4]	301,564		77,407
Series 339, Cl. 7, 0.00%, 11/25/33[4,5]	584,274		130,136
Series 351, Cl. 8, 0.00%, 4/25/34[4,5]	597,171		118,076
Series 356, Cl. 10, 0.00%, 6/25/35[4,5]	427,906		92,571
Series 356, Cl. 12, 0.00%, 2/25/35[4,5]	210,181		45,926
Series 362, Cl. 13, 0.00%, 8/25/35[4,5]	630,560		157,821
Series 364, Cl. 15, 0.00%, 9/25/35[4,5]	335,664		67,016
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed
Security, Series 327, Cl. 1, 11.35%, 9/25/32[6]	116,531		100,026
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1991-109, Cl. Z, 8.50%, 9/25/21	4,912		5,168
Series 1997-16, Cl. PD, 7.00%, 3/18/27	536,567		582,472
Series 1998-59, Cl. Z, 6.50%, 10/25/28	65,759		73,327
Series 1999-54, Cl. LH, 6.50%, 11/25/29	330,070		360,908
Series 2001-69, Cl. PF, 2.872% [LIBOR01M+100], 12/25/31[2]	316,711		324,264
Series 2002-29, Cl. F, 2.872% [LIBOR01M+100], 4/25/32[2]	146,410		150,068
Series 2002-39, Cl. FD, 2.808% [LIBOR01M+100], 3/18/32[2]	315,056		324,198
Series 2002-52, Cl. FD, 2.372% [LIBOR01M+50], 9/25/32[2]	262,650		264,640
Series 2002-53, Cl. FY, 2.372% [LIBOR01M+50], 8/25/32[2]	164,060		164,547
Series 2002-64, Cl. FJ, 2.872% [LIBOR01M+100], 4/25/32[2]	45,121		46,248
Series 2002-65, Cl. FB, 2.872% [LIBOR01M+100], 7/25/32[2]	250,216		256,358
Series 2002-68, Cl. FH, 2.308% [LIBOR01M+50], 10/18/32[2]	88,196		88,609
Series 2002-77, Cl. TF, 2.808% [LIBOR01M+100], 12/18/32[2]	517,088		529,591
Series 2002-82, Cl. FE, 2.872% [LIBOR01M+100], 12/25/32[2]	236,647		242,607
Series 2002-90, Cl. FJ, 2.372% [LIBOR01M+50], 9/25/32[2]	96,421		96,816
Series 2002-90, Cl. FM, 2.372% [LIBOR01M+50], 9/25/32[2]	92,713		93,092
Series 2003-100, Cl. PA, 5.00%, 10/25/18	168,526		168,798
Series 2003-112, Cl. AN, 4.00%, 11/25/18	55,912		56,030
Series 2003-116, Cl. FA, 2.272% [LIBOR01M+40], 11/25/33[2]	159,346		159,518
Series 2003-119, Cl. FK, 2.372% [LIBOR01M+50], 5/25/18[2]	703		703
Series 2003-130, Cl. CS, 10.357% [-2.000 x
LIBOR01M+1,410], 12/25/33[2]	157,723		164,433
Series 2003-21, Cl. FK, 2.272% [LIBOR01M+40], 3/25/33[2]	13,576		13,594
Series 2003-26, Cl. XF, 2.322% [LIBOR01M+45], 3/25/23[2]	148,807		148,980
Series 2003-84, Cl. GE, 4.50%, 9/25/18	46,148		46,220
Series 2004-25, Cl. PC, 5.50%, 1/25/34	130,549		131,943
Series 2004-72, Cl. FB, 2.372% [LIBOR01M+50], 9/25/34[2]	1,523,343		1,535,296
Series 2005-109, Cl. AH, 5.50%, 12/25/25	2,536,484		2,654,937
Series 2005-45, Cl. XA, 2.212% [LIBOR01M+34], 6/25/35[2]	2,173,088		2,179,964

14       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2005-67, Cl. BF, 2.222% [LIBOR01M+35], 8/25/35[2]	$849,371	$848,723
Series 2005-85, Cl. FA, 2.222% [LIBOR01M+35], 10/25/35[2]	1,731,159	1,731,595
Series 2006-11, Cl. PS, 17.705% [-3.667 x LIBOR01M+2,456.67], 3/25/36[2]	302,695	446,685
Series 2006-46, Cl. SW, 17.337% [-3.667 x LIBOR01M+2,419.92], 6/25/36[2]	252,887	355,852
Series 2006-50, Cl. KS, 17.338% [-3.667 x LIBOR01M+2,420], 6/25/36[2]	191,220	277,256
Series 2006-50, Cl. SK, 17.338% [-3.667 x LIBOR01M+2,420], 6/25/36[2]	74,194	106,145
Series 2007-113, Cl. DB, 4.50%, 12/25/22	2,454,424	2,484,112
Series 2007-79, Cl. FA, 2.322% [LIBOR01M+45], 8/25/37[2]	410,214	410,487
Series 2008-14, Cl. BA, 4.25%, 3/25/23	122,972	123,502
Series 2008-15, Cl. JN, 4.50%, 2/25/23	664,978	671,262
Series 2008-24, Cl. DY, 5.00%, 4/25/23	29,163	29,401
Series 2008-75, Cl. DB, 4.50%, 9/25/23	194,413	194,858
Series 2008-77, Cl. EB, 4.50%, 9/25/23	710,372	720,577
Series 2009-113, Cl. DB, 3.00%, 12/25/20	863,628	864,552
Series 2009-36, Cl. FA, 2.812% [LIBOR01M+94], 6/25/37[2]	1,852,411	1,894,956
Series 2009-70, Cl. NL, 3.00%, 8/25/19	237,915	237,721
Series 2009-70, Cl. NT, 4.00%, 8/25/19	40,063	40,127
Series 2009-70, Cl. TL, 4.00%, 8/25/19	162,273	162,327
Series 2010-137, Cl. CJ, 2.50%, 12/25/25	5,492,294	5,483,866
Series 2010-43, Cl. KG, 3.00%, 1/25/21	161,773	162,072
Series 2010-99, Cl. DP, 3.00%, 8/25/39	2,400,090	2,406,002
Series 2011-104, Cl. MA, 2.50%, 10/25/26	396,641	391,779
Series 2011-122, Cl. EC, 1.50%, 1/25/20	536,528	532,730
Series 2011-15, Cl. DA, 4.00%, 3/25/41	888,756	891,360
Series 2011-3, Cl. EL, 3.00%, 5/25/20	1,257,229	1,257,480
Series 2011-3, Cl. KA, 5.00%, 4/25/40	1,418,167	1,485,319
Series 2011-38, Cl. AH, 2.75%, 5/25/20	26,049	26,012
Series 2011-44, Cl. EA, 3.00%, 6/25/24	130,237	130,498
Series 2011-45, Cl. NG, 3.00%, 3/25/25	203,296	203,891
Series 2011-45, Cl. TE, 3.00%, 3/25/25	417,997	418,915
Series 2011-50, Cl. PA, 4.00%, 12/25/40	985,639	1,007,252
Series 2011-58, Cl. AC, 2.50%, 6/25/24	523,507	523,116
Series 2011-6, Cl. BA, 2.75%, 6/25/20	227,760	228,922
Series 2011-82, Cl. AD, 4.00%, 8/25/26	575,531	578,236
Series 2011-88, Cl. AB, 2.50%, 9/25/26	63,290	63,223
Series 2011-90, Cl. AL, 3.50%, 9/25/23	763,720	773,145
Series 2012-127, Cl. DH, 4.00%, 11/25/27	3,797,300	3,850,778
Series 2012-20, Cl. FD, 2.272% [LIBOR01M+40], 3/25/42[2]	447,374	447,770
Series 2013-100, Cl. CA, 4.00%, 3/25/39	8,275,636	8,474,644
Series 2013-22, Cl. JA, 3.50%, 3/25/43	947,367	946,562
Series 2014-66, Cl. QE, 2.00%, 1/25/40	13,465,884	13,274,733
Series 2015-61, Cl. PA, 2.00%, 5/25/44	2,565,066	2,464,618

15       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security:
Series 2001-63, Cl. SD, 36.934%, 12/18/31[4]	$224,068	$36,206
Series 2001-68, Cl. SC, 25.022%, 11/25/31[4]	209,982	36,269
Series 2001-81, Cl. S, 16.861%, 1/25/32[4]	151,503	25,893
Series 2002-28, Cl. SA, 7.09%, 4/25/32[4]	154,556	26,085
Series 2002-38, Cl. SO, 14.862%, 4/25/32[4]	284,958	44,235
Series 2002-39, Cl. SD, 42.937%, 3/18/32[4]	305,770	54,369
Series 2002-48, Cl. S, 19.347%, 7/25/32[4]	242,973	43,322
Series 2002-52, Cl. SD, 44.744%, 9/25/32[4]	262,650	48,002
Series 2002-52, Cl. SL, 16.472%, 9/25/32[4]	161,391	28,290
Series 2002-53, Cl. SK, 44.123%, 4/25/32[4]	178,410	32,490
Series 2002-56, Cl. SN, 18.588%, 7/25/32[4]	329,999	58,839
Series 2002-60, Cl. SM, 0.00%, 8/25/32[4,5]	394,557	57,368
Series 2002-77, Cl. IS, 39.733%, 12/18/32[4]	407,877	77,593
Series 2002-77, Cl. SH, 14.971%, 12/18/32[4]	213,279	36,334
Series 2002-9, Cl. MS, 18.294%, 3/25/32[4]	246,517	44,433
Series 2003-33, Cl. IA, 17.206%, 5/25/33[4]	49,747	10,388
Series 2003-33, Cl. SP, 7.84%, 5/25/33[4]	529,177	108,772
Series 2003-4, Cl. S, 5.684%, 2/25/33[4]	294,061	58,390
Series 2005-12, Cl. SC, 25.259%, 3/25/35[4]	154,067	19,284
Series 2005-14, Cl. SE, 19.29%, 3/25/35[4]	2,361,314	277,703
Series 2005-40, Cl. SA, 30.924%, 5/25/35[4]	966,338	134,121
Series 2005-52, Cl. JH, 35.186%, 5/25/35[4]	485,763	61,209
Series 2005-63, Cl. SA, 2.199%, 10/25/31[4]	808,978	113,485
Series 2005-63, Cl. X, 40.16%, 10/25/31[4]	9,576	253
Series 2008-55, Cl. SA, 0.00%, 7/25/38[4,5]	9,027	935
Series 2009-8, Cl. BS, 0.00%, 2/25/24[4,5]	13,479	656
Series 2009-85, Cl. IO, 0.00%, 10/25/24[4,5]	5,073	68
Series 2011-96, Cl. SA, 3.813%, 10/25/41[4]	414,668	60,374
Series 2012-134, Cl. SA, 3.55%, 12/25/42[4]	1,329,558	232,402
Series 2012-40, Cl. PI, 9.631%, 4/25/41[4]	201,714	31,444
Series 2013-2, Cl. IA, 7.793%, 2/25/43[4]	949,816	178,252
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security: Series 1999-3, Cl. IO, 0.00%, 10/15/29[4,5]	12,169,163	21,850
Series 2001-3, Cl. IO, 0.00%, 10/15/31[4,5]	5,628,686	17,515
Series 2002-2, Cl. IO, 0.00%, 1/15/32[4,7]	14,548,180	39,066
Series 2002-3, Cl. IO, 0.00%, 8/15/32[4,5]	19,710,457	234,407
Series 2003-1, Cl. IO, 2.45%, 11/15/32[4]	30,023,804	221,561

		403,786,628
GNMA/Guaranteed—10.4%
Government National Mortgage Assn. I Pool: 6.50%, 1/15/24	29,762	33,303
7.00%, 1/15/28-9/15/29	268,851	290,827
7.50%, 6/15/28-8/15/28	299,981	306,385
8.00%, 9/15/28	6,386	6,404
10.50%, 11/15/18-5/15/19	1,979	1,985

16       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value
GNMA/Guaranteed (Continued)
Government National Mortgage Assn. II Pool:
3.50%, 4/1/48[3]	$17,375,000	$17,535,248
4.00%, 4/1/48[3]	59,325,000	60,962,970
4.50%, 4/1/48[3]	24,555,000	25,524,342
7.00%, 1/20/30	23,128	26,515
11.00%, 10/20/19	3,193	3,204
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-76, Cl. SG, 31.40%, 10/16/29[4]	128,605	21,544
Series 2011-52, Cl. HS, 24.209%, 4/16/41[4]	3,141,022	383,344
Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2003-92, Cl. CA, 4.771%, 7/17/33	795,803	821,026
Series 2009-66, Cl. CD, 2.50%, 8/16/39	15,937	15,948
Series 2014-167, Cl. WF, 2.114% [LIBOR01M+45], 7/20/44[2]	1,937,516	1,934,932

		107,867,977
Other Agency—0.2%
Federal Home Loan Bank, Series 00-1372, Cl. 1, 4.75%, 5/18/18	2,163,588	2,171,051
Non-Agency—18.2%
Commercial—17.7%
BCAP LLC Trust: Series 2011-R11, Cl. 18A5, 3.41% [H15T1Y+210], 9/26/35[1,2]	395,080	396,876
Series 2012-RR6, Cl. RR6, 2.054%, 11/26/36[1]	1,043,808	1,038,792
Benchmark Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2018-B1, CI. XA, 10.10%, 1/15/51[4]	17,871,453	732,613
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-CD6, Cl. XA, 12.215%, 11/13/50[4]	7,808,394	505,711
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. PassThrough Certificates, Series 2017-C4, Cl. XA, 11.779%, 10/12/50[4]	20,635,740	1,582,027
COMM Mortgage Trust, Series 2013-CR7, Cl. D, 4.285%, 3/10/46[1,8]	1,550,000	1,117,219
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates:
Series K010, Cl. A1, 3.32%, 7/25/20	1,273,930	1,278,628
Series K027, Cl. A2, 2.637%, 1/25/23	3,500,000	3,461,751
Series K028, Cl. A2, 3.111%, 2/25/23	3,400,000	3,433,973
Series K029, Cl. A2, 3.32%, 2/25/23[8]	4,500,000	4,588,970
Series K030, Cl. A2, 3.25%, 4/25/23[8]	3,820,000	3,879,100
Series K033, Cl. A2, 3.06%, 7/25/23[8]	2,000,000	2,013,557
Series K034, Cl. A2, 3.531%, 7/25/23[8]	4,550,000	4,683,569
Series K035, Cl. A1, 2.615%, 3/25/23	6,179,313	6,155,851
Series K040, Cl. A1, 2.768%, 4/25/24	12,794,020	12,730,176
Series K041, Cl. A1, 2.72%, 8/25/24	10,234,349	10,170,228
Series K042, Cl. A1, 2.267%, 6/25/24	5,258,730	5,158,556
Series K043, Cl. A1, 2.532%, 10/25/23	7,449,423	7,389,311
Series K044, Cl. A1, 2.321%, 3/25/24	13,363,357	13,107,822
Series K045, Cl. A1, 2.493%, 11/25/24	10,722,214	10,591,171
Series K046, Cl. A1, 2.697%, 1/25/25	9,227,763	9,179,500
Series K047, Cl. A1, 2.827%, 12/25/24	10,196,560	10,168,327
Series K048, Cl. A1, 2.689%, 12/25/24	9,121,580	9,049,992
Series K053, Cl. A1, 2.548%, 2/25/25	2,592,348	2,555,857

17       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates: (Continued)
Series K707, Cl. A2, 2.22%, 12/25/18	$20,000,000	$19,950,004
Series KI01, Cl. A, 1.83% [LIBOR01M+16], 9/25/22[2]	7,000,000	7,002,884
Federal National Mortgage Assn., Alternative Credit Enhancement Securities:
Series 2016-M5, Cl. A1, 2.073%, 4/25/26	1,251,972	1,203,045
Series 2017-M13, Cl. FA, 1.988% [LIBOR01M+40], 10/25/24[2]	4,990,884	5,002,493
FREMF Mortgage Trust:
Series 2013-K25, Cl. C, 3.62%, 11/25/45[1,8]	805,000	785,958
Series 2013-K26, Cl. C, 3.599%, 12/25/45[1,8]	550,000	536,212
Series 2013-K27, Cl. C, 3.496%, 1/25/46[1,8]	850,000	824,178
Series 2014-K36, Cl. C, 4.361%, 12/25/46[1,8]	3,250,000	3,223,981
Series 2014-K38, Cl. C, 4.636%, 6/25/47[1,8]	5,250,000	5,295,473
Series 2014-K714, Cl. C, 3.849%, 1/25/47[1,8]	2,500,000	2,479,228
Series 2014-K715, Cl. C, 4.125%, 2/25/46[1,8]	2,205,000	2,211,638
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 3.626%, 4/21/34[8]	434,929	445,627
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Cl. D, 4.367%, 8/15/46[1,8]	1,700,000	1,462,854
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 10.036%, 12/15/50[4]	6,814,382	420,352
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1A, 3.021%, 11/26/36[1,8]	1,530,753	1,522,706
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 3.352%, 6/26/46[1,8]	738,166	738,079
NCUA Guaranteed Notes Trust, Series 2010-A1, Cl. A, 1.929% [LIBOR01M+35], 12/7/20[2]	2,705,789	2,712,352
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 3.535%, 8/25/34[8]	606,372	610,079
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C5, Cl. XA, 11.681%, 11/15/50[4]	13,161,282	913,582
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, CI. XA, 9.939%, 12/15/50[4]	9,445,650	655,612

		182,965,914
Residential—0.5%
Citigroup Mortgage Loan Trust, Inc.: Series 2012-8, Cl. 1A1, 3.619%, 10/25/35[1,8]	476,422	478,147
Series 2014-8, Cl. 1A1, 2.112% [US0001M+29], 7/20/36[1,2]	1,869,879	1,849,189
Connecticut Avenue Securities, Series 2017-C03, Cl. 1M1, 2.822% [US0001M+95], 10/25/29[2]	637,700	641,414
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.52%, 7/25/35[8]	660,454	666,453
RALI Trust: Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	72,977	65,782
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	1,071,112	1,010,848
Structured Agency Credit Risk Debt Nts., Series 2016-HQA1, Cl. M1, 3.622% [US0001M+175], 9/25/28[2]	77,673	77,759

18       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value
Residential (Continued)
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, CI. A7, 3.449%, 10/25/33[8]	$496,528	$503,810

		5,293,402

Total Mortgage-Backed Obligations (Cost $704,006,300)		702,084,972
U.S. Government Obligations—36.1%
Federal Home Loan Mortgage Corp. Nts.:
1.625%, 9/29/20	123,480,000	121,114,988
1.875%, 11/17/20	123,337,000	121,548,737
Federal National Mortgage Assn. Nts.:
1.50%, 7/30/20	28,203,000	27,642,945
1.875%, 9/24/26	4,158,000	3,834,054
2.375%, 1/19/23	100,000,000	98,775,000

Total U.S. Government Obligations (Cost $378,151,026)		372,915,724
Short-Term Note—4.8%
United States Treasury Bills, 1.903%, 9/20/18[9] (Cost $49,552,084)	50,000,000	49,555,578

	Shares
Investment Company—0.1%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.58%[10,11] (Cost $1,000,000)	1,000,000	1,000,000
Total Investments, at Value (Cost $1,197,364,022)	115.0%	1,189,974,905
Net Other Assets (Liabilities)	(15.0)	(154,844,038)

Net Assets	100.0%	$1,035,130,867

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $56,858,871 or 5.49% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $11,636,308 or 1.12% of the Fund’s net assets at period end.

5. Interest rate is less than 0.0005%.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $574,832 or 0.06% of the Fund’s net assets at period end.

7. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment

19       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

speeds and are therefore subject to change.

8. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

9. Zero coupon bond reflects effective yield on the original acquisition date.

10. Rate shown is the 7-day yield at period end.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2017	Gross Additions	Gross Reductions	Shares March 31, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	1,000,000	—	—	1,000,000

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$1,000,000	$5,868	$—	$—

Futures Contracts as of March 31, 2018

Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
United States Treasury Long Bonds	Buy	6/20/18	40	USD 5,820	$5,865,000	$44,809
United States Treasury Nts., 10 yr.	Sell	6/20/18	1,172	USD 140,908	141,976,813	(1,068,449)
United States Treasury Nts., 2 yr.	Sell	6/29/18	2,111	USD 448,803	448,818,393	(15,623)
United States Treasury Nts., 5 yr.	Sell	6/29/18	168	USD 19,174	19,229,438	(55,339)
United States Ultra Bonds	Buy	6/20/18	4	USD 621	641,875	20,435

						$(1,074,167)

Glossary:

Definitions

CD	Certificate of Deposit
D11COF	Cost of Funds for the 11th District of San Francisco
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
ICE LIBOR	Intercontinental Exchange Benchmark Administration-London Interbank Offered Rate
LIBOR01M	ICE LIBOR USD 1 Month
US0001M	ICE LIBOR USD 1 Month

See accompanying Notes to Financial Statements.

20       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2018 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,196,364,022)	$1,188,974,905
Affiliated companies (cost $1,000,000)	1,000,000

1,189,974,905
Cash	28,074,561
Cash used for collateral on futures	2,942,000
Cash used for collateral on TBA	848,000
Receivables and other assets:
Investments sold (including $85,241,110 sold on a when-issued or delayed delivery basis)	85,241,807
Interest, dividends and principal paydowns	3,206,963
Shares of beneficial interest sold	488,124
Variation margin receivable	29,209
Other	228,877

Total assets	1,311,034,446

Liabilities
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	273,712,433
Shares of beneficial interest redeemed	1,413,311
Variation margin payable	366,714
Trustees’ compensation	145,759
Distribution and service plan fees	121,380
Dividends	45,603
Shareholder communications	9,562
Other	88,817

Total liabilities	275,903,579
Net Assets	$1,035,130,867

Composition of Net Assets
Par value of shares of beneficial interest	$238,643
Additional paid-in capital	1,156,923,470
Accumulated net investment income	4,165,473
Accumulated net realized loss on investments	(117,733,435)
Net unrealized depreciation on investments	(8,463,284)

Net Assets	$1,035,130,867

21       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $430,858,528 and 99,300,999 shares of beneficial interest outstanding)	$4.34

Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$4.44

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $588,870 and 135,707 shares of beneficial interest outstanding)	$4.34

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $113,920,015 and 26,309,093 shares of beneficial interest outstanding)	$4.33

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $383,915,312 and 88,525,270 shares of beneficial interest outstanding)	$4.34

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $24,638,122 and 5,683,153 shares of beneficial interest outstanding)	$4.34

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $81,210,020 and 18,688,818 shares of beneficial interest outstanding)	$4.35

See accompanying Notes to Financial Statements.

22       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT

OF OPERATIONS For the Six Months Ended March 31, 2018 Unaudited

Investment Income
Interest	$10,707,145
Fee income on when-issued securities	2,149,504
Dividends — affiliated companies	5,868

Total investment income	12,862,517
Expenses
Management fees	2,198,505
Distribution and service plan fees:
Class A	531,739
Class B	5,294
Class C	603,312
Class R	60,780
Transfer and shareholder servicing agent fees:
Class A	437,095
Class B	1,073
Class C	118,763
Class I	55,952
Class R	24,310
Class Y	71,202
Shareholder communications:
Class A	9,043
Class B	129
Class C	2,440
Class I	24
Class R	393
Class Y	547
Trustees’ compensation	27,853
Borrowing fees	19,493
Custodian fees and expenses	3,851
Other	120,758

Total expenses	4,292,556
Less waivers and reimbursements of expenses	(289,935)

Net expenses	4,002,621
Net Investment Income	8,859,896

23       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT

OF OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	$(10,861,562)
Futures contracts	11,449,617

Net realized gain	588,055
Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	(11,669,695)
Futures contracts	(3,468,036)

Net change in unrealized appreciation/depreciation	(15,137,731)
Net Decrease in Net Assets Resulting from Operations	$(5,689,780)

See accompanying Notes to Financial Statements.

24       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS Unaudited

	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017
Operations
Net investment income	$8,859,896	$15,589,730
Net realized gain (loss)	588,055	(5,138,009)
Net change in unrealized appreciation/depreciation	(15,137,731)	(8,933,568)

Net increase (decrease) in net assets resulting from operations	(5,689,780)	1,518,153
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(5,425,352)	(8,891,411)
Class B	(8,821)	(34,266)
Class C	(990,732)	(1,468,012)
Class I	(5,141,377)	(7,614,411)
Class R	(265,397)	(409,449)
Class Y	(995,299)	(1,201,282)

	(12,826,978)	(19,618,831)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(27,110,909)	(71,513,993)
Class B	(1,166,048)	(3,576,089)
Class C	(12,671,860)	(39,546,711)
Class I	29,082,084	3,335,173
Class R	(178,513)	(5,806,475)
Class Y	16,295,933	15,093,326

	4,250,687	(102,014,769)
Net Assets
Total decrease	(14,266,071)	(120,115,447)
Beginning of period	1,049,396,938	1,169,512,385

End of period (including accumulated net investment income of $4,165,473 and $8,132,555, respectively)	$1,035,130,867	$1,049,396,938

See accompanying Notes to Financial Statements.

25       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$4.42	$4.49	$4.52	$4.55	$4.59	$4.71

Income (loss) from investment operations:
Net investment income[2]	0.04	0.06	0.06	0.06	0.07	0.07
Net realized and unrealized loss	(0.07)	(0.05)	(0.02)	(0.00)[3]	(0.02)	(0.10)

Total from investment operations	(0.03)	0.01	0.04	0.06	0.05	(0.03)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.08)	(0.07)	(0.09)	(0.09)	(0.09)

Net asset value, end of period	$4.34	$4.42	$4.49	$4.52	$4.55	$4.59

Total Return, at Net Asset Value[4]	(0.61)%	0.21%	0.96%	1.26%	1.04%	(0.63)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$430,859	$465,903	$545,793	$563,832	$596,274	$703,706

Average net assets (in thousands)	$447,395	$497,770	$556,423	$576,463	$646,216	$771,385

Ratios to average net assets:[5]
Net investment income	1.67%	1.41%	1.28%	1.42%	1.41%	1.43%
Expenses excluding specific expenses listed below	0.89%	0.92%	0.92%	0.91%	0.91%	0.87%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses	0.89%[7]	0.92%[7]	0.92%	0.91%	0.91%	0.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%

Portfolio turnover rate[8]	47%	150%	211%	155%	229%	154%

26       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

1. On September 11, 2015, the Fund effected a 2 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2018	0.89%
Year Ended September 30, 2017	0.92%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2018	$1,958,805,033	$1,977,125,707
Year Ended September 30, 2017	$3,808,381,196	$3,786,725,701
Year Ended September 30, 2016	$2,885,579,349	$2,865,270,817
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249

See accompanying Notes to Financial Statements.

27       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$4.42	$4.49	$4.52	$4.55	$4.59	$4.71

Income (loss) from investment operations:
Net investment income[2]	0.02	0.03	0.02	0.03	0.03	0.03
Net realized and unrealized loss	(0.06)	(0.06)	(0.01)	(0.01)	(0.02)	(0.09)

Total from investment operations	(0.04)	(0.03)	0.01	0.02	0.01	(0.06)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.04)	(0.04)	(0.05)	(0.05)	(0.06)

Net asset value, end of period	$4.34	$4.42	$4.49	$4.52	$4.55	$4.59

Total Return, at Net Asset Value[3]	(1.00)%	(0.60)%	0.15%	0.57%	0.24%	(1.41)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$589	$1,774	$5,420	$10,722	$16,385	$27,893

Average net assets (in thousands)	$1,055	$3,250	$7,558	$12,904	$21,830	$35,494

Ratios to average net assets:[4]
Net investment income	0.84%	0.58%	0.49%	0.61%	0.62%	0.65%
Expenses excluding specific expenses listed below	1.69%	1.70%	1.69%	1.68%	1.67%	1.81%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses	1.69%[6]	1.70%[6]	1.69%	1.68%	1.67%	1.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%	1.60%	1.61%	1.60%	1.60%	1.60%

Portfolio turnover rate[7]	47%	150%	211%	155%	229%	154%

28       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

1. On September 11, 2015, the Fund effected a 2 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2018	1.69%
Year Ended September 30, 2017	1.70%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2018	$1,958,805,033	$1,977,125,707
Year Ended September 30, 2017	$3,808,381,196	$3,786,725,701
Year Ended September 30, 2016	$2,885,579,349	$2,865,270,817
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249

See accompanying Notes to Financial Statements.

29       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$4.41	$4.48	$4.51	$4.54	$4.58	$4.70

Income (loss) from investment operations:
Net investment income[2]	0.02	0.03	0.02	0.03	0.03	0.03
Net realized and unrealized loss	(0.06)	(0.06)	(0.01)	(0.01)	(0.02)	(0.10)

Total from investment operations	(0.04)	(0.03)	0.01	0.02	0.01	(0.07)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.04)	(0.04)	(0.05)	(0.05)	(0.05)

Net asset value, end of period	$4.33	$4.41	$4.48	$4.51	$4.54	$4.58

Total Return, at Net Asset Value[3]	(1.01)%	(0.60)%	0.15%	0.46%	0.24%	(1.42)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$113,920	$128,748	$170,883	$177,216	$190,398	$233,776

Average net assets (in thousands)	$121,373	$147,398	$177,471	$181,572	$208,333	$265,441

Ratios to average net assets:[4]
Net investment income	0.87%	0.61%	0.48%	0.62%	0.61%	0.64%
Expenses excluding specific expenses listed below	1.65%	1.68%	1.67%	1.66%	1.66%	1.61%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses	1.65%[6]	1.68%[6]	1.67%	1.66%	1.66%	1.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%	1.60%	1.60%	1.60%	1.60%	1.60%

Portfolio turnover rate[7]	47%	150%	211%	155%	229%	154%

30       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

1. On September 11, 2015, the Fund effected a 2 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2018	1.65%
Year Ended September 30, 2017	1.68%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2018	$1,958,805,033	$1,977,125,707
Year Ended September 30, 2017	$3,808,381,196	$3,786,725,701
Year Ended September 30, 2016	$2,885,579,349	$2,865,270,817
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249

See accompanying Notes to Financial Statements.

31       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Period Ended September 30, 2013[1,2]
Per Share Operating Data
Net asset value, beginning of period	$4.41	$4.49	$4.52	$4.55	$4.59	$4.66

Income (loss) from investment operations:
Net investment income[3]	0.04	0.08	0.07	0.08	0.08	0.05
Net realized and unrealized loss	(0.05)	(0.07)	(0.01)	(0.01)	(0.02)	(0.06)

Total from investment operations	(0.01)	0.01	0.06	0.07	0.06	(0.01)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.09)	(0.09)	(0.10)	(0.10)	(0.06)

Net asset value, end of period	$4.34	$4.41	$4.49	$4.52	$4.55	$4.59

Total Return, at Net Asset Value[4]	(0.23)%	0.30%	1.28%	1.71%	1.38%	(0.28)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$383,915	$361,508	$363,973	$358,985	$445,363	$229,314

Average net assets (in thousands)	$374,136	$363,396	$360,944	$447,250	$391,818	$78,761

Ratios to average net assets:[5]
Net investment income	1.99%	1.74%	1.59%	1.75%	1.73%	1.48%
Expenses excluding specific expenses listed below	0.49%	0.48%	0.48%	0.47%	0.47%	0.46%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses	0.49%[7]	0.48%[7]	0.48%	0.47%	0.47%	0.46%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.49%[8]	0.48%[8]	0.48%	0.47%	0.47%	0.46%

Portfolio turnover rate[9]	47%	150%	211%	155%	229%	154%

32       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

1. On September 11, 2015, the Fund effected a 2 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. For the period from December 28, 2012 (inception of offering) to September 30, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2018	0.49%
Year Ended September 30, 2017	0.48%

8. Waiver was less than 0.005%.

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2018	$1,958,805,033	$1,977,125,707
Year Ended September 30, 2017	$3,808,381,196	$3,786,725,701
Year Ended September 30, 2016	$2,885,579,349	$2,865,270,817
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Period Ended September 30, 2013	$5,770,708,418	$6,001,196,249

See accompanying Notes to Financial Statements.

33       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$4.41	$4.48	$4.51	$4.55	$4.59	$4.71
Income (loss) from investment operations:
Net investment income[2]	0.03	0.05	0.04	0.05	0.05	0.05
Net realized and unrealized loss	(0.05)	(0.05)	(0.01)	(0.01)	(0.01)	(0.09)

Total from investment operations	(0.02)	0.00	0.03	0.04	0.04	(0.04)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.07)	(0.06)	(0.08)	(0.08)	(0.08)
Net asset value, end of period	$4.34	$4.41	$4.48	$4.51	$4.55	$4.59

Total Return, at Net Asset Value[3]	(0.54)%	(0.10)%	0.65%	0.85%	0.74%	(0.92)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,638	$25,258	$31,529	$30,218	$33,413	$39,598
Average net assets (in thousands)	$24,911	$27,649	$30,885	$31,657	$36,387	$42,032
Ratios to average net assets:[4]
Net investment income	1.37%	1.11%	0.97%	1.12%	1.11%	1.13%
Expenses excluding specific expenses listed below	1.14%	1.17%	1.17%	1.16%	1.15%	1.17%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses	1.14%[6]	1.17%[6]	1.17%	1.16%	1.15%	1.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%
Portfolio turnover rate[7]	47%	150%	211%	155%	229%	154%

34       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

1. On September 11, 2015, the Fund effected a 2 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2018	1.14%
Year Ended September 30, 2017	1.17%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2018	$1,958,805,033	$1,977,125,707
Year Ended September 30, 2017	$3,808,381,196	$3,786,725,701
Year Ended September 30, 2016	$2,885,579,349	$2,865,270,817
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249

See accompanying Notes to Financial Statements.

35       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$4.42	$4.50	$4.53	$4.56	$4.58	$4.71
Income (loss) from investment operations:
Net investment income[2]	0.04	0.08	0.07	0.08	0.08	0.08
Net realized and unrealized gain (loss)	(0.05)	(0.07)	(0.01)	(0.01)	0.00[3]	(0.10)

Total from investment operations	(0.01)	0.01	0.06	0.07	0.08	(0.02)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.09)	(0.09)	(0.10)	(0.10)	(0.11)
Net asset value, end of period	$4.35	$4.42	$4.50	$4.53	$4.56	$4.58

Total Return, at Net Asset Value[4]	(0.24)%	0.29%	1.26%	1.57%	1.78%	(0.44)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$81,210	$66,206	$51,914	$48,028	$35,442	$192,989
Average net assets (in thousands)	$73,862	$58,767	$57,294	$40,668	$60,953	$393,408
Ratios to average net assets:[5]
Net investment income	1.97%	1.73%	1.58%	1.72%	1.77%	1.76%
Expenses excluding specific expenses listed below	0.65%	0.68%	0.68%	0.66%	0.66%	0.54%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses	0.65%[7]	0.68%[7]	0.68%	0.66%	0.66%	0.54%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Portfolio turnover rate[8]	47%	150%	211%	155%	229%	154%

36       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

1. On September 11, 2015, the Fund effected a 2 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2018	0.65%
Year Ended September 30, 2017	0.68%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended March 31, 2018	$1,958,805,033	$1,977,125,707
Year Ended September 30, 2017	$3,808,381,196	$3,786,725,701
Year Ended September 30, 2016	$2,885,579,349	$2,865,270,817
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249

See accompanying Notes to Financial Statements.

37       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2018 Unaudited

1. Organization

Oppenheimer Limited-Term Government Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may

38       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

2. Significant Accounting Policies (Continued)

differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

    The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2017, including open tax years, and does not believe

39       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended September 30, 2017, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Details of the fiscal year ended September 30, 2017 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2018	$73,585,342
No expiration	42,046,117

Total	$115,631,459

At period end, it is estimated that the capital loss carryforwards would be $73,585,342 expiring by 2018 and $41,458,062, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $588,055 of capital loss carryforward to offset realized capital gains.

    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,197,391,849
Federal tax cost of other investments	(602,443,602)

Total federal tax cost	$594,948,247

Gross unrealized appreciation	$7,298,463
Gross unrealized depreciation	(15,789,574)

Net unrealized depreciation	$(8,491,111)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the

40       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

2. Significant Accounting Policies (Continued)

financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

    Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as

41       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$64,418,631	$—	$64,418,631

42       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Investments, at Value: (Continued)
Mortgage-Backed Obligations	$—	$702,084,972	$—	$702,084,972
U.S. Government Obligations	—	372,915,724	—	372,915,724
Short-Term Note	—	49,555,578	—	49,555,578
Investment Company	1,000,000	—	—	1,000,000

Total Investments, at Value	1,000,000	1,188,974,905	—	1,189,974,905
Other Financial Instruments: Futures contracts	65,244	—	—	65,244

Total Assets	$1,065,244	$1,188,974,905	$—	$1,190,040,149

Liabilities Table
Other Financial Instruments:
Futures contracts	$(1,139,411)	$—	$—	$(1,139,411)

Total Liabilities	$(1,139,411)	$—	$—	$(1,139,411)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also

43       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$273,712,433
Sold securities	85,241,110

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the

44       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

4. Investments and Risks (Continued)

counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

    At period end, the Fund pledged $848,000 of collateral to the counterparty for forward roll transactions.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps,

45       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

    Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on

46       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

6. Use of Derivatives (Continued)

open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

    The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

    During the reporting period, the Fund had an ending monthly average market value of $2,670,531 and $496,313,763 on futures contracts purchased and sold, respectively.

    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction.

47       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value

Interest rate contracts	Variation margin receivable	$29,209	*	Variation margin payable	$366,714	*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Futures contracts

Interest rate contracts	$11,449,617

48       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

6. Use of Derivatives (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Futures contracts

Interest rate contracts	$(3,468,036)

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	6,175,549	$27,019,800	14,294,978	$63,384,713
Dividends and/or distributions reinvested	1,167,678	5,099,685	1,878,641	8,317,536
Redeemed	(13,536,101)	(59,230,394)	(32,308,860)	(143,216,242)

Net decrease	(6,192,874)	$(27,110,909)	(16,135,241)	$(71,513,993)

Class B
Sold	4,765	$20,911	50,631	$224,316
Dividends and/or distributions reinvested	2,008	8,778	7,542	33,369
Redeemed	(272,711)	(1,195,737)	(864,558)	(3,833,774)

Net decrease	(265,938)	$(1,166,048)	(806,385)	$(3,576,089)

Class C
Sold	1,896,429	$8,285,699	3,009,333	$13,331,805
Dividends and/or distributions reinvested	218,538	953,931	311,224	1,374,040
Redeemed	(5,017,535)	(21,911,490)	(12,267,587)	(54,252,556)

Net decrease	(2,902,568)	$(12,671,860)	(8,947,030)	$(39,546,711)

Class I
Sold	30,036,579	$131,076,206	10,912,134	$48,368,725
Dividends and/or distributions reinvested	1,176,919	5,139,233	1,720,509	7,614,122
Redeemed	(24,585,720)	(107,133,355)	(11,887,421)	(52,647,674)

Net increase	6,627,778	$29,082,084	745,222	$3,335,173

Class R
Sold	975,532	$4,269,502	1,387,184	$6,140,771
Dividends and/or distributions reinvested	56,015	244,578	85,457	378,105
Redeemed	(1,072,620)	(4,692,593)	(2,781,052)	(12,325,351)

Net decrease	(41,073)	$(178,513)	(1,308,411)	$(5,806,475)

49       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Shares of Beneficial Interest (Continued)

	Six Months Ended March 31, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class Y
Sold	8,006,453	$35,059,312	15,719,058	$69,694,421
Dividends and/or distributions reinvested	213,642	934,792	249,778	1,107,759
Redeemed	(4,499,553)	(19,698,171)	(12,546,509)	(55,708,854)

Net increase	3,720,542	$16,295,933	3,422,327	$15,093,326

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$59,755,155	$80,343,923
U.S. government and government agency obligations	410,297,550	435,902,689
To Be Announced (TBA) mortgage-related securities	1,958,805,033	1,977,125,707

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Next $4.5 billion	0.400
Over $5 billion	0.380

The Fund’s effective management fee for the reporting period was 0.42% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

50       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

9. Fees and Other Transactions with Affiliates (Continued)

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also

51       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
March 31, 2018	$16,464	$5,702	$49	$4,503	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the “Total expenses” for all share classes so that “Expenses after payments, waivers and/ or reimbursements and reduction to custodian expenses”, as a percentage of average annual net assets, will not exceed the following annual rates: 0.80% for Class A shares, 1.60% for Class B and Class C shares, 1.10% for Class R shares and 0.50% for Class Y shares, as calculated on the daily net assets of the Fund. The expense limitations do not include extraordinary expenses, interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$183,570
Class B	327
Class C	24,170
Class R	4,022
Class Y	51,706

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective for the period January 1, 2017 through December 31, 2017, the Transfer Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

52       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

9. Fees and Other Transactions with Affiliates (Continued)

Class A	$17,294
Class B	51
Class C	4,733
Class R	957
Class Y	2,606

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $499 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

53       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

54       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Limited-Term Government Fund	12/29/17	26.6%	0.0%	73.4%

55       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Trustees and Officers

Robert J. Malone, Chairman of the Board of Trustees and Trustee

Andrew J. Donohue, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

Arthur P. Steinmetz, Trustee, President and Principal Executive Officer

Peter Strzalkowski, Vice President

Cynthia Lo Bessette, Secretary and Chief Legal Officer

Jennifer Foxson, Vice President and Chief Business Officer

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money

Laundering Officer

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

56       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

•	Applications or other forms.
•	When you create a user ID and password for online account access.
•	When you enroll in eDocs Direct,SM our electronic document delivery service.
•	Your transactions with us, our affiliates or others.
•	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

•	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www.oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677
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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0855.001.0318 May 25, 2018

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)        (1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Limited-Term Government Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/18/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/18/2018
By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/18/2018